Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
11.
Goodwill and Other Intangible Assets

The following table summarizes the changes in the carrying amount of goodwill related to continuing operations (in millions):

	Americas	EMEA	Asia Pacific	Total
Balance at January 1, 2022
Goodwill	$8,045.8	$1,354.3	$564.0	$9,964.1
Accumulated impairment losses	(7.7)	(1,037.0)	-	(1,044.7)
	8,038.1	317.3	564.0	8,919.4
Purchase accounting adjustments	0.9	-	-	0.9
Other acquisitions	48.3	-	-	48.3
Currency translation	(51.7)	(27.5)	(19.4)	(98.6)
Impairment	-	(289.8)	-	(289.8)
Balance at December 31, 2022
Goodwill	8,043.3	1,326.8	544.6	9,914.7
Accumulated impairment losses	(7.7)	(1,326.8)	-	(1,334.5)
	8,035.6	-	544.6	8,580.2
2023 acquisitions	201.4	-	13.6	215.0
Currency translation	28.8	-	(5.5)	23.3
Balance at December 31, 2023
Goodwill	8,273.5	1,326.8	552.7	10,153.0
Accumulated impairment losses	(7.7)	(1,326.8)	-	(1,334.5)
	$8,265.8	$-	$552.7	$8,818.5

As discussed further in Note 10, we completed acquisitions during the years ended December 31, 2023 and 2022, resulting in additional goodwill.

We perform our annual test of goodwill impairment in the fourth quarter of every year. In connection with the annual goodwill impairment test in the fourth quarter of 2023, we estimated the fair value of our Americas Orthopedics and Americas CMFT reporting units using the income and market approaches. In the annual 2023 test, each of the Americas Orthopedics and Americas CMFT reporting units exceeded their carrying values by more than 50 percent. We performed a qualitative test on our Asia Pacific reporting unit and concluded it was more likely than not the fair value of this reporting unit exceeded its carrying value. We fully impaired the goodwill related to our EMEA reporting unit during the fourth quarter of 2022, as discussed below.

During the year ended December 31, 2022, we recorded a goodwill impairment charge of $289.8 million in our EMEA reporting unit, primarily due to the impacts from macroeconomic factors. The weakening of major foreign currencies in our EMEA reporting unit against the U.S. Dollar significantly impacted forecasted cash flows used in our analysis. For the EMEA reporting unit, operating expenses did not decline proportionally to revenue as many inventory-related and certain expenses are based on the U.S. Dollar. In addition, inflationary pressures also caused our forecasted expenses to increase. Furthermore, our discounted cash flows utilized a higher risk-adjusted discount rate for the 2022 impairment test when compared to the 2021 test, primarily due to central banks raising interest rates in 2022 and increased country-specific risk due to macroeconomic factors and risks the region faces. We had previously taken goodwill impairment charges related to this reporting unit in prior years so when these negative macroeconomic factors occurred in 2022, the remaining goodwill was determined to be fully impaired.

We estimated the fair value of the EMEA reporting unit based on income and market approaches. Fair value under the income approach was determined by discounting to present value the estimated future cash flows of the reporting unit. Fair value under the market approach utilized the guideline public company methodology, which uses valuation indicators from publicly-traded companies that are similar to our EMEA reporting unit and considers differences between our reporting unit and the comparable companies.

In estimating the future cash flows of the EMEA reporting unit, we utilized a combination of market and company-specific inputs that a market participant would use in assessing the fair value of the reporting units. The primary market input was revenue growth rates. These rates were based upon historical trends and estimated future growth drivers such as an aging global population, obesity and more active lifestyles. Significant company-specific inputs included assumptions regarding how the reporting unit could leverage operating expenses as revenue grows and the impact any of our differentiated products or new products will have on revenues.

Under the guideline public company methodology, we took into consideration specific risk differences between our reporting unit and the comparable companies, such as recent financial performance, size risks and product portfolios, among other considerations.

There were no goodwill impairment charges for the year ended December 31, 2021.

We will continue to monitor the fair value of our reporting units in our interim and annual reporting periods. If our estimated cash flows decrease, we may have to record further impairment charges in the future. Factors that could result in our cash flows being lower than our current estimates include: 1) additional recurrence of the COVID-19 virus, including variants, causing hospitals to defer elective surgical procedures, 2) decreased revenues caused by unforeseen changes in the healthcare market, or our inability to generate new product revenue from our research and development activities, 3) our inability to achieve the estimated operating margins in our forecasts from our restructuring programs, cost saving initiatives, and other unforeseen factors, and 4) the weakening of foreign currencies against the U.S. Dollar. Additionally, changes in the broader economic environment could cause changes to our estimated discount rates and comparable company valuation indicators, which may impact our estimated fair values.

The components of identifiable intangible assets related to continuing operations were as follows (in millions):

	Technology	Intellectual Property Rights	Trademarks and Trade Names	Customer Relationships	IPR&D	Other	Total
As of December 31, 2023:
Intangible assets subject to amortization:
Gross carrying amount	$3,177.4	$473.2	$523.8	$5,130.7	$-	$172.7	$9,477.8
Accumulated amortization	(1,894.2)	(295.1)	(289.9)	(2,495.4)	-	(108.4)	(5,083.0)
Intangible assets not subject to amortization:
Gross carrying amount	-	-	454.6	-	7.0	-	461.6
Total identifiable intangible assets	$1,283.2	$178.1	$688.5	$2,635.3	$7.0	$64.3	$4,856.4
As of December 31, 2022:
Intangible assets subject to amortization:
Gross carrying amount	$2,954.3	$388.5	$518.0	$5,073.1	$-	$174.0	$9,107.9
Accumulated amortization	(1,700.2)	(250.8)	(258.7)	(2,198.8)	-	(94.7)	(4,503.2)
Intangible assets not subject to amortization:
Gross carrying amount	-	-	452.1	-	7.0	-	459.1
Total identifiable intangible assets	$1,254.1	$137.7	$711.4	$2,874.3	$7.0	$79.3	$5,063.8

We recognized IPR&D intangible asset impairment charges of $3.0 million and $16.3 million in the years ended December 31, 2022 and 2021, respectively, in “Goodwill and intangible asset impairment” on our consolidated statements of earnings. These impairments were the result of terminated projects or delays and additional costs related to a project. Since these projects had a low probability of success or were not a priority, their terminations are not expected to have a significant impact on our future cash flows. There were no IPR&D intangible asset impairment charges in the year ended December 31, 2023.

In the year ended December 31, 2023, we entered into agreements to acquire intellectual property through the buyout of certain licensing arrangements. These new agreements and the related payments eliminate the various royalty payments that would have been due under the terms of previous licensing arrangements through 2030. These new agreements benefit us by expanding our ownership of intellectual property that we may use in the future. We recognized intangible assets of $86.1 million related to these agreements which will be amortized through 2030. The fixed, contractual payments made under these new agreements are reflected in investing cash flows in our consolidated statements of cash flows.

Estimated annual amortization expense based upon intangible assets recognized as of December 31, 2023 for the years ending December 31, 2024 through 2028 is (in millions):

For the Years Ending December 31,
2024	$572.7
2025	553.7
2026	532.3
2027	517.9
2028	509.8